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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                  FORM 8-K/A

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) April 2, 2001


                                  BTG, Inc.
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              (Exact Name of Registrant as Specified in Charter)


        Virginia                     000-25094                   54-1194161
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(State or other Jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)



3877 Fairfax Ridge Road, Fairfax, Virginia                          22030
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 (Address of Principal Executive Offices)                        (Zip Code)

     Registrant's telephone number, including area code: (703) 383-8000
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                                Not Applicable
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        (Former name or former address, if changed since last report)




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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.


               (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               The audited financial statements of Research Planning, Inc. ("RPI"), including the independent auditors' report thereon, as of December 22, 2000 and for the year then ended, are included at Exhibit 99(a) and incorporated herein by reference.


               (b)    PRO FORMA FINANCIAL INFORMATION.

               Pro forma unaudited financial information for BTG, Inc., giving effect to the acquisition of RPI as of and for the nine-month period ended December 31, 2000 and for the year ended March 31, 2000, is included at
Exhibit 99(b) and incorporated herein by reference.


               (c)    EXHIBITS.

    99(a) Audited financial statements of RPI, including the independent auditors' report thereon, as of December 22, 2000 and for the year then ended.

    99(b) Pro forma unaudited financial information for BTG, Inc., giving effect to the acquisition of RPI as of and for the nine-month period ended December 31, 2000 and for the year ended March 31, 2000.

    99(c) Consent of McGladrey & Pullen, LLP with respect to Research Planning, Inc.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BTG, Inc.



Dated:   June 11, 2001                         By:  /s/ Thomas W. Weston, Jr.
                                                  --------------------------
                                                  Thomas W. Weston, Jr.
                                                  Senior Vice President and
                                                  Chief Financial Officer